UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 27, 2024

Arboretum Silverleaf Income Fund, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-211626	81-1184858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Arboretum Drive, Suite 105 Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 294-1420

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2024, Michael Miroshnikov tendered his resignation, effective immediately, as President of ASIF GP, LLC, the General Partner of Arboretum Silverleaf Income Fund, L.P. (the “Partnership”) and as President of Arboretum Investment Advisors, LLC, the Investment Manager of the Partnership. Mr. Miroshnikov’s resignation was not because of any disagreement with the Partnership on any matter relating to the Partnership’s operations, policies or practices, including accounting principles and practices.

Item	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2024	Arboretum Silverleaf Income Fund, L.P.

By:	/s/ Joshua Yifat
Joshua Yifat
Chief Financial Officer